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                                                                   EXHIBIT 10.25

                   CONTRACT FOR PURCHASE AND SALE # 3 / 4 -00

April 24,2000                                                          Moscow

Company "ZAO "VIKING VIDEO" represented by Director General V.V. Belan, acting on the basis of the company's Charter, hereinafter referred to as "the Seller", and company "ZAO "OXIRIS", hereinafter referred to as "the Buyer" and represented by V.A. Dolgov, acting on the basis of the company's Charter, have made the present contract for the following:

                           1. SUBJECT OF THE CONTRACT
1.1. The Seller shall hand over the Goods (video products), and the Buyer shall pay for them as per the Seller's price list.
1.2. The Goods shall be surrendered on the basis of the Buyer's oral or written application (sent by fax or otherwise). The number and the assortment of the Goods shall be fixed in waybills enclosed with each consignment.

                             2. PRICE OF THE GOODS
2.1. Prices of the Goods shall be stated in rubles and indicated in waybills and proforma invoices enclosed with each consignment.

                 3. RIGHTS AND RESPONSIBILITIES OF THE PARTIES
3.1. Rights and responsibilities of the Seller:
3.1.1. The Seller shall deliver to the Buyer goods of proper quality, in conformity with certificates, other technical documents and sanitary regulations against the order made by the Buyer, within 24 hours of receipt of such order, subject to availability of the Goods at the Seller's warehouse.
3.1.2. The Seller shall replace inferior goods and mis-delivered goods not listed in the Buyer's application within 5 (five) days of receipt of the Buyer's notification. Inferior Goods are Goods with visible or latent defects; Goods returned by third parties on account of defects which appeared through the Seller's fault and were not specified by him at the surrender of the Goods; and Goods the content of which fails to meet the requirements of the current legislation.
3.1.3. In case the Goods are not available at the Seller's warehouse, the latter shall notify the Buyer of a possible delivery date within 24 hours.
3.1.4. The Seller shall make out the shipping documents.
3.1.5. The Seller shall guarantee the quality of the Goods within the limits of the manufacturer's guarantee.
3.1.6. The Seller shall warrant that the Goods delivered under the present Contract are distributed legally and that the intellectual property rights of third parties are not infringed.
3.2.   Rights and responsibilities of the Buyer
3.2.1. The Buyer shall accept the Goods from the Seller on conditions EXW Moscow warehouse of the Seller.
3.2.2. During the acceptance of the Goods the Buyer shall check their quantity and assortment, make out and sign appropriate documents, and inform the Seller of the defects detected during the acceptance of the Goods. The Buyer has a right
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       to refuse acceptance of the Goods in case their assortment or quantity does not correspond to that stated in the application.

                              4. TERMS OF PAYMENT
4.1. The Buyer shall pay for the Goods by bank transfer to the Seller's settlement account or by cash payment on the basis of the invoices issued by the Seller in accordance with the Buyer's applications.
4.2. The Buyer has a right to transfer an advance to the Seller's settlement account the amount of which shall be determined in accordance with the anticipated volume of purchases.

                          5. LIABILITY OF THE PARTIES
5.1. In case of non-fulfillment by one of the Parties of any provision of the present Contract, dispute shall be settled by way of negotiations. If the parties fail to come to an agreement, the case shall be referred to the International Arbitration Court at the Moscow Chamber of Trade and Commerce.

             6. TERM OF CONTRACT AND PROCEDURE FOR ITS TERMINATION
6.1. The contract shall come into effect after upon being signed by the authorized representatives of the Parties.
6.2. The term of the present Contract shall be fixed at one calendar year. The Contract shall be prolonged automatically for the next term unless one of the Parties has given the other party a month's written notice of a termination or revision of the Contract.
6.3. The Contract can be terminated upon the request of one of the Parties subject to the condition that the other Party is given a written notice at least one month prior to the termination of the Contract.

                                7. FORCE-MAJEURE
In case of force-majeure circumstances brought about (directly or indirectly) by such events as flood, fire, earthquake, epidemic, military conflicts, acts of terrorism, civil unrest, strikes, directions, decrees and other administrative interference of the government or other decrees, restrictions imposed by the administration or the government, which influence the fulfillment of the obligations under the Contract, or other circumstances beyond reasonable control of the Parties, fulfillment of these obligations is postponed for the period of duration of these circumstances, if they significantly affect the timely performance of the whole Contract or a certain part due to be performed after the beginning of force-majeure circumstances. The Parties are to give each other an immediate written notification of the beginning and completion of the force-majeure circumstances hindering the fulfillment of the obligations under the Contract. The Party referring to force-majeure circumstances must provide a certificate of the competent state body.

                              8. OTHER CONDITIONS
8.1. The Contract can be amended and supplemented by a written agreement of the Parties signed by the authorized representatives of the Parties.
8.2. Within two weeks of signing the Contract, the Parties shall come to an agreement on the technical details of information exchange concerning the Goods (stock-in-trade and updated price lists of the Seller) and draw up an appropriate Addendum to the present Contract.
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                  9. ADDRESSES AND BANK DETAILS OF THE PARTIES

-------------------------------------------------------------- ------------------------------------------------------------
                         The Seller                                                     The Buyer
----------------------------- -------------------------------- --------------------------- --------------------------------
Full name of the              ZAO "VIKING VIDEO"               Full name of the            ZAO "OXIRIS"
organization:                                                  organization:
----------------------------- -------------------------------- --------------------------- --------------------------------
Legal address:                8 Krymskiy Val Str.,             Legal address:              12 Nauchnyi Proezd,
                              Moscow 117049                                                Moscow 117802
----------------------------- -------------------------------- --------------------------- --------------------------------
Telephone number:             (095) 150 0640; 753 8010         Telephone number:           (095) 334 4411
----------------------------- -------------------------------- --------------------------- --------------------------------
Fax number:                   753 8010                         Fax number:                 (095) 937 5060
----------------------------- -------------------------------- --------------------------- --------------------------------
Name of the bank:             "Noviy Kreditnyi Sojuz"          Name of the bank:           Stock commercial bank
                              stock commercial bank                                        "Evrozapsibbank"
----------------------------- -------------------------------- --------------------------- --------------------------------
Settlement account:           40702810500000000206             Settlement account:         40702810700030000049
----------------------------- -------------------------------- --------------------------- --------------------------------
Bank identification           044583296                        Bank identification         044585726
code                                                           code
----------------------------- -------------------------------- --------------------------- --------------------------------
Correspondent                 30101810400000000296             Correspondent               30101810000000000726
account                                                        account
----------------------------- -------------------------------- --------------------------- --------------------------------
TIN:                          7706210454                       TIN:                        7706200205
----------------------------- -------------------------------- --------------------------- --------------------------------
All-Russian industry                                           All-Russian industry        71100, 71200
classification code                                            classification code
----------------------------- -------------------------------- --------------------------- --------------------------------
All-Russian                                                    All-Russian                 51260913
enterprise          and                                        enterprise and
organization code                                              organization code
----------------------------- -------------------------------- --------------------------- --------------------------------



Director General of ZAO "VIKING VIDEO"      Director General of ZAO "OXIRIS"

V.V. Belan (Signature)                      V.A. Dolgov (Signature)

April 24, 2000                              April 24, 2000
Corporate seal                              Corporate seal